UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2015 (January 11, 2015)

SHIRE PLC
(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	0-29630	98-0601486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Riverwalk, Citywest Business Campus, Dublin 24, Republic of Ireland (Address of principal executive offices)

Registrant’s telephone number, including area code: +353 1 429 7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 11, 2015, Shire Pharmaceutical Holdings Ireland Limited (“SPHIL”), a company incorporated in Ireland and a wholly owned subsidiary of Shire plc, a company incorporated in Jersey (“Shire”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among SPHIL, Knight Newco 2, Inc., a Delaware corporation and a wholly owned subsidiary of SPHIL (“Purchaser”), NPS Pharmaceuticals, Inc., a Delaware corporation (“NPS”), and, solely for the purposes set forth in Section 12.14 of the Merger Agreement, Shire, pursuant to which, among other things, Purchaser will commence a cash tender offer (the “Offer”) for all of the outstanding shares of NPS’s common stock, par value $0.001 per share (the “Shares”), upon the terms and subject to the conditions of the Merger Agreement.

In connection with, and immediately prior to the execution of, the Merger Agreement, Shire and Shire Global Finance, a private unlimited company incorporated in England (“Shire Global Finance”), entered into a US $0.85 billion Facility Agreement as more fully described below.

Merger Agreement

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, SPHIL has agreed to cause Purchaser to commence a cash tender offer (as promptly as practicable, but in no event later than January 26, 2015) for all of the Shares at a purchase price of $46.00 per Share (the “Offer Price”), net to the seller in cash, without interest and less any required withholding taxes.  As soon as practicable following the consummation of the Offer, and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will merge with and into NPS (the “Merger”) pursuant to the provisions of Section 251(h) of the Delaware General Corporation Law (the “DGCL”), with no stockholder vote required to consummate the Merger, and NPS will survive as a wholly owned subsidiary of SPHIL.  At the effective time of the Merger, any Shares not purchased pursuant to the Offer (other than Shares owned by NPS and Shares owned by stockholders who are entitled to demand and properly demand appraisal rights in accordance with Section 262 of the DGCL and who have otherwise complied with all applicable provisions of  under Section 262 of the DGCL) will be automatically converted into the right to receive cash in an amount equal to the Offer Price.

The Merger Agreement contains representations, warranties and covenants of the parties customary for transactions of this type.  Until the earlier of the termination of the Merger Agreement and the consummation of the Merger, NPS has agreed to operate its business and the business of its subsidiaries in the ordinary course and has agreed to certain other operating covenants, as set forth more fully in the Merger Agreement.  NPS has agreed to cease all existing, and agreed not to solicit or initiate, discussions with third parties regarding other proposals to acquire NPS.  However, NPS may, subject to the terms and conditions set forth in the Merger Agreement, furnish information to, and engage in discussions and negotiations with, a third party that makes an unsolicited acquisition proposal.  Under certain circumstances and upon compliance with certain notice and other specified conditions set forth in the Merger Agreement, NPS may terminate the Merger Agreement to accept a superior proposal.  The Merger Agreement contains certain termination rights for both SPHIL and NPS and further provides that, upon termination of the Merger Agreement under certain circumstances, including if NPS terminates the Merger Agreement to accept a superior proposal, NPS may be required to pay SPHIL a termination fee of $155,939,696 million.  Shire has guaranteed the performance by SPHIL and Purchaser of their obligations under the Merger Agreement.

Consummation of the Offer is subject to various conditions, including, among others, the expiration or termination of the applicable waiting period under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other customary closing conditions, each as set forth in the Merger Agreement.  In addition, it is also a condition to the consummation of the Offer that the number of Shares validly tendered and not withdrawn in accordance with the terms of the Offer, together with the Shares, if any, then owned by SPHIL and its subsidiaries, represents at least a majority of the outstanding Shares as of the expiration date of the Offer.  Neither the Offer nor the Merger is subject to a financing condition.

Facility Agreement

On January 11, 2015, Shire (as original guarantor and original borrower) and Shire Global Finance (as Shire’s English process agent only) entered into a US $0.85 billion Facility Agreement with, among others, Citi Global Markets Limited (acting as mandated lead arranger and bookrunner) (the “Facility Agreement”).  The Facility Agreement comprises a US $0.85 billion term loan facility.  Shire has agreed to act as guarantor for any of its subsidiaries that are or become additional borrowers under the Facility Agreement.

The US $0.85 billion term loan facility, which matures on January 10, 2016, may be used only to finance the purchase price payable in respect of Shire’s proposed acquisition of NPS (including certain related costs).  The maturity date may be extended twice, at Shire’s option, by six months on each occasion.

Interest on any loans made under the facility will be payable on the last day of each interest period, which may be one week or one, two, three or six months at the election of Shire, or as otherwise agreed with the lenders.  The interest rate applicable to the Facility is LIBOR plus 0.50% per annum and increases by 0.25% per annum on the earlier of (a) October 11, 2015 and (b) the later of the date on which all conditions to the Offer have been satisfied and July 11, 2015, and on three-month intervals thereafter.

Shire shall also pay a commitment fee on the available but unutilized commitments under US $0.85 billion term loan facility for the availability period applicable to each facility. With effect from first utilization, the commitment fee rate will be 35% of the applicable margin. Before first utilization, the commitment fee rate will increase in stages from 0% to 35% of the applicable margin over a period of 3 months.

The Facility Agreement includes customary representations and warranties, covenants and events of default, including requirements that the ratio of Net Debt to EBITDA of the Group (each as defined in the Facility Agreement) must not, at any time, exceed 3.5:1 for the Relevant Period (as defined in the Facility Agreement), except that following certain acquisitions, including the Merger, Shire may elect to increase the ratio to 4.0:1 in the relevant period in which the acquisition was completed and the immediately following relevant period.  In addition, for each 12-month period ending December 31 or June 30, the ratio of EBITDA of the Group to Net Interest (each as defined in the Facility Agreement) must not be less than 4.0:1.

The Facility Agreement restricts (subject to certain exceptions) Shire’s ability to incur additional financial indebtedness, grant security over its assets or provide or guarantee loans.  Further, any lender may require mandatory prepayment of its participation if there is a change of control of Shire. In addition, in certain circumstances, the net proceeds of certain shares, undertakings or business disposals by Shire must be applied towards the mandatory prepayment of the facility, subject to certain exceptions.

Events of default under the facility include: (i) non-payment of any amounts due under the facility, (ii) failure to satisfy any financial covenants, (iii) material misrepresentation in any of the finance documents, (iv) failure to pay, or certain other defaults, under other financial indebtedness, (v) certain insolvency events or proceedings, (vi) material adverse changes in the business, operations, assets or financial condition of Shire and its subsidiaries, (vii) if it becomes unlawful for Shire or any of its subsidiaries that are parties to the Facility Agreement to perform their obligations or (viii) if Shire or any subsidiary of Shire which is a party to the Facility Agreement repudiates the Facility Agreement or any other finance document, among others.

The Facility Agreement is governed by English law.

Additional Information

The foregoing is a general description of the Offer, Merger, Merger Agreement and Facility Agreement; it does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and the Facility Agreement, which are attached as Exhibit 2.1 and 2.2, respectively, to this Current Report on Form 8-K and incorporated in this report by reference.

The Merger Agreement is attached as an exhibit to this Current Report on Form 8-K to provide investors and Shire stockholders with information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about Shire, SPHIL, Purchaser or NPS or any of their respective affiliates.  The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement, were made as of specific dates, were made solely for the benefit of the parties to the Merger Agreement and may not have been intended to be statements of fact, but rather, as a method of allocating risk and governing the contractual rights and relationships among the parties to the Merger Agreement.  In addition, such representations, warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Merger Agreement and may apply standards of materiality and other qualifications and limitations in a way that is different from what may be viewed as material by Shire’s or NPS’s stockholders.  In reviewing the representations, warranties and covenants contained in the Merger Agreement or any descriptions thereof in this summary, it is important to bear in mind that such representations, warranties and covenants or any descriptions were not intended by the parties to the Merger Agreement to be characterizations of the actual state of facts or conditions of Shire, SPHIL, Purchaser or NPS or any of their respective affiliates.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures.  For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone and should instead be read in conjunction with the other information contained in the reports, statements and filings that Shire and NPS publicly file with the SEC.  Shire acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On January 11, 2013, Shire and NPS issued a joint press release announcing the execution of the Merger Agreement. The press release is attached as Exhibit 99.1 hereto.  The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended  (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.  In addition, Exhibit 99.1 contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibit.

Although Shire, as a foreign private issuer, is not subject to Regulation FD, Shire has elected to furnish voluntarily the information herein under Item 7.01.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

THIS COMMUNICATION IS FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE AN OFFER TO PURCHASE OR A SOLICITATION OF AN OFFER TO SELL NPS COMMON STOCK. THE OFFER TO BUY NPS COMMON STOCK WILL ONLY BE MADE PURSUANT TO A TENDER OFFER STATEMENT (INCLUDING THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND OTHER RELATED TENDER OFFER MATERIALS). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ BOTH THE TENDER OFFER STATEMENT (WHICH WILL BE FILED BY A SUBSIDIARY OF SHIRE WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC)) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WITH RESPECT TO THE TENDER OFFER (WHICH WILL BE FILED BY NPS WITH THE SEC) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER.  INVESTORS AND SECURITY HOLDERS MAY OBTAIN A FREE COPY OF THESE MATERIALS (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED BY SHIRE AND NPS WITH THE SEC AT THE WEBSITE MAINTAINED BY THE SEC AT WWW.SEC.GOV.  THE TENDER OFFER STATEMENT AND RELATED MATERIALS, AND THE SOLICITATION/RECOMMENDATION STATEMENT, MAY ALSO BE OBTAINED (WHEN AVAILABLE) FOR FREE BY CONTACTING SHIRE INVESTOR RELATIONS AT +1 484 595 2220 OR  +44 1256 894157.

COPIES OF THESE MATERIALS AND ANY DOCUMENTATION RELATING TO THE TENDER OFFER ARE NOT BEING, AND MUST NOT BE, DIRECTLY OR INDIRECTLY, MAILED OR OTHERWISE FORWARDED, DISTRIBUTED OR SENT IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD BE UNLAWFUL.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Statements included in this communication that are not historical facts are forward-looking statements.  Forward-looking statements involve a number of risks and uncertainties and are subject to change at any time.  In the event such risks or uncertainties materialize, results could be materially adversely affected. The risks and uncertainties include, but are not limited to, that:

•	Shire’s proposed acquisition of NPS may not be consummated due to the occurrence of an event, change or other circumstances that gives rise to the termination of the merger agreement;

•
a governmental or regulatory approval required for the proposed acquisition of NPS may not obtained, or may be obtained subject to conditions that are not anticipated, or another condition to the closing of the proposed acquisition may not be satisfied;

•
NPS may be unable to retain and hire key personnel and/or maintain its relationships with customers, suppliers and other business partners pending the consummation of the proposed acquisition by Shire, or Shire’s business may be disrupted by the proposed acquisition, including increased costs and diversion of management time and resources;

•	difficulties in integrating NPS into Shire may lead to greater costs and lower integration benefits than anticipated;

and risks and uncertainties detailed from time to time in Shire’s or NPS’s filings with the U.S. Securities and Exchange Commission, including their respective most recent Annual Reports on Form 10-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of January 11, 2015 among Shire Pharmaceutical Holdings Ireland Limited, Knight Newco 2, Inc., NPS Pharmaceuticals, Inc. and Shire plc.*

10.1	Facility Agreement dated January 11, 2015 among Shire plc, Citigroup Global Markets Limited, as mandated lead arranger and bookrunner, and the other parties thereto.

99.1	Joint Press Release issued by Shire plc and NPS Pharmaceuticals, Inc. dated January 11, 2015.

* The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Shire will furnish copies of such schedules to the SEC upon its request; provided, however, that Shire may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PLC

By:
/s/ Tatjana May
	Name:	Tatjana May
	Title:	Company Secretary

 Date: January 12, 2015

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of January 11, 2015 among Shire Pharmaceutical Holdings Ireland Limited, Knight Newco 2, Inc., NPS Pharmaceuticals, Inc. and Shire plc.*

10.1	Facility Agreement dated January 11, 2015 among Shire plc, Citigroup Global Markets Limited, as mandated lead arranger and bookrunner, and the other parties thereto.

99.1	Joint Press Release issued by Shire plc and NPS Pharmaceuticals, Inc. dated January 11, 2015.

*The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Shire will furnish copies of such schedules to the SEC upon its request; provided, however, that Shire may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.